Exhibit 10.2

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of December 30, 2022 (the “Effective Date”), by and between TraQiQ, Inc., a California corporation (“TraQiQ”) and Michaelson Capital Special Finance Fund II, L.P., a Delaware limited partnership (“MCSFF”), as acknowledged and agreed by Renovare Environmental, Inc. (f/k/a BioHiTech Global, Inc.), a Delaware corporation (“Renovare”), BHT Financial, LLC a. Delaware limited liability company (“BHT Financial”), BioHiTech America, LLC a Delaware limited liability company (“BHT America”), BioHiTech Europe, PLC, a United Kingdom private limited company (“BHT UK”), E.N.A. Renewables, LLC, a Delaware limited liability company (“ENA”), and New Windsor Resource Recovery, LLC, a Delaware limited liability company (“New Windsor,” and together with Renovare, BHT Financial, BHT America, BHT UK, and ENA, collectively, jointly and severally referred to herein as the “Renovare Companies”” and each as a “Renovare Company”).

PRELIMINARY STATEMENT

A.            MCSFF has made a senior secured term loan to the Renovare Companies evidenced by the Senior Secured Term Note, dated February 2, 2018, made by the Renovare Companies payable to MCSFF in the original principal amount of $5,000,000 (as amended prior to the date hereof, the “Existing Note”), which is subject to, and secured pursuant to, the Note Purchase and Security Agreement, dated as of February 2, 2018, between the Renovare Companies and MCSFF (as amended, prior hereto, the “Existing Note Purchase and Security Agreement”);

B.            The Renovare Companies are in default under the Existing Note and the Existing Note Purchase and Security Agreement and MCSFF has agreed to forbear from the exercise of its remedies pursuant to such defaults, and certain terms of the Existing Note and the Existing Note Purchase and Security Agreement have been amended, in each case as set forth in the Forbearance Agreement, dated as of September 1, 2022, by and among MCSFF and the Renovare Companies (as amended, the “Forbearance Agreement”),

C.            The Renovare Companies have requested that MCSFF consent to the sale of certain assets of Renovare, BHT America and BHT Financial to TraQiQ pursuant to the TraQiQ Purchase Agreement (as defined below);

D.            MCSFF is willing to grant such forbearance and consent to such sale solely subject to certain conditions set forth in Amendment No. 1 to Forbearance Agreement, including, but not limited to, that:

(a) TraQiQ assume, adopt and ratify all of the obligations, liabilities and indebtedness of the Renovare Companies under and pursuant to the Existing Note and the Existing Note Purchase and Security Agreement,

(b) TraQiQ purchase the “Purchased Assets” as defined in the TraQiQ Purchase Agreement subject to the security interests and liens of MCSFF therein,

(c) TraQiQ grant a security interest in and lien on all of its assets to secure such obligations, liabilities and indebtedness as so assumed, adopted and ratified,

(d) the Renovare Companies continue to be liable for the indebtedness and other obligations assumed by TraQiQ pursuant to an absolute and unconditional guaranty of all of such indebtedness and other obligations as assumed by TraQiQ, and

(e) the Renovare Companies confirm and ratify the prior grant to MCSFF of a security interest and lien in all of their assets pursuant to an amendment and restatement of the Existing Note Purchase and Security Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Definitions.

(a)            Additional Definitions.

“Renovare Guaranty” means the Guaranty and Suretyship Agreement, dated as of the date hereof, by the Renovare Companies of the Obligations of TraQiQ under the TraQiQ Restated Note and the other Noteholder Documents (as defined therein).

“Renovare Security Agreement” means the Amended and Restated Security Agreement, dated as of the date hereof, by the Renovare Companies with and in favor of MCSFF, which Amended and Restated Security Agreement shall replace and supersede the Existing Note Purchase and Security Agreement.

“Renovare Sellers” means Renovare, BHT America and BHT Financial.

“TraQiQ Purchased Assets” means the “Purchased Assets” as such term is defined in the TraQiQ Purchase Agreement.

“TraQiQ Purchase Agreement” means the Asset Purchase Agreement, dated as of December 30, 2022, by and among the Renovare Sellers and TraQiQ.

“TraQiQ Restated Note” means the Amended and Restated Senior Secured Term Note, dated as of the date hereof, by TraQiQ payable to MCSFF, which Amended and Restated Senior Secured Term Note shall replace and supersede the Existing Note.

“TraQiQ Security Agreement” means the Security Agreement, dated as of the date hereof, by TraQiQ with and in favor of MCSFF.

(b)            Interpretation. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Note Purchase and Security Agreement shall have the meaning assigned to such term in the Existing Note Purchase and Security Agreement.

2.            Assumption; Acquisition of Asset Subject to MCSFF Liens.

(a)            TraQiQ hereby unconditionally assumes on the Effective Date, and acknowledges and agrees that it will perform and observe on and after the Effective Date, all Obligations, covenants and agreements to be performed by the Renovare Companies under the Existing Note and the Existing Note Purchase and Security Agreement, and that on and after the Effective Date it is bound in all respects by all of the terms and conditions of, the Existing Note and the Existing Note Purchase and Security Agreement to which the any of the Renovare Companies is a party, as a Borrower and as if TraQiQ were originally a Borrower thereunder, without further action required on the part of any party, as such Obligations, covenants and agreements will be amended and restated pursuant to the TraQiQ Restated Note and the TraQiQ Security Agreement.

(b)            TraQiQ hereby confirms and agrees that it is purchasing the TraQiQ Purchased Assets from the Renovare Sellers pursuant to the TraQiQ Purchase Agreement subject to the security interests and liens of MCSFF granted pursuant to the Existing Note Purchase and Security Agreement, which security interests and liens shall continue on and after the Effective Date and remain in full force and effect in accordance with their respective terms to secure the payment of the Obligations purported to be secured thereby in accordance with their respective terms and including as such Obligations are assumed by TraQiQ hereunder and as the Existing Note may be amended and restated pursuant to the TraQiQ Restated Note and the Existing Note and Purchase Agreement may be supplemented by the TraQiQ Security Agreement.

3.            Consent; Continuing Liability of Renovare Companies.

(a)            The Renovare Companies hereby consent and agree to the assumption of the Obligations by TraQiQ as provided above. The Renovare Companies shall not be released from the Obligations as a result of such assumption, but such Obligations as to the Renovare Companies shall be, as of the Effective Date, restated and governed by, and subject to, the Renovare Guaranty to be executed and delivered on or about the date hereof and notwithstanding that each Renovare Company shall cease to be a Borrower under the Existing Note and the Existing Note Purchase and Security Agreement, each Renovare Company shall continue to be liable for the Obligations in all respects as a Guarantor pursuant to the Renovare Guaranty.

(b)            In addition, the Renovare Companies confirm and agree that the Obligations of the Renovare Companies as amended and restated pursuant to the Renovare Guaranty are secured, and shall continue to be secured, by substantially all of the assets of the Renovare Companies as set forth in the Existing Note Purchase and Security Agreement, which security interests and liens shall remain in full force and effect in accordance with their respective terms to secure the payment of the Obligations, including pursuant to the Renovare Guaranty, and as the Existing Note Purchase and Security Agreement may be amended and restated pursuant to the Renovare Security Agreement.

4.            Acknowledgement of Obligations and Liens.

(a)            Existing Obligations.

(i)            TraQiQ hereby acknowledges, confirms and agrees that, as of the close of business on December 30, 2022, upon the execution and delivery of this Agreement, TraQiQ is indebted to MCSFF under the Existing Note (as amended and restated pursuant to the TraQiQ Restated Note and the TraQiQ Security Agreement) in the principal amount of $3,017,089.84, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by TraQiQ to MCSFF, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(ii)            Each Renovare Company hereby acknowledges confirms and agrees that, as of the close of business on December 30, 2022, upon the execution and delivery of this Agreement, the Renovare Companies are jointly and severally liable to MCSFF under the Renovare Guaranty for all amounts owing by TraQiQ to MCSFF, including the principal amount of $3,017,089.84, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by the Renovare Companies, jointly and severally, to MCSFF, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)            Acknowledgment of Security Interests.

(i)            TraQiQ hereby acknowledges, confirms and agrees that MCSFF shall continue to have a security interest in and lien upon the assets of TraQiQ acquired by TraQiQ under the TraQiQ Purchase Agreement and any related documents, which shall constitute Collateral under the Existing Note Purchase and Security Agreement, and in addition, that MCSFF shall have a security interest in and lien on all other assets of TraQiQ as set forth in the TraQiQ Security Agreement. The security interests and liens of MCSFF in the assets acquired by TraQiQ under the TraQiQ Purchase Agreement shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such security interests and liens under the Existing Note Purchase and Security Agreement. Nothing contained herein shall be construed to constitute the consent or authorization by MCSFF of the sale or transfer of the TraQiQ Purchased Assets free and clear of the security interests of liens of MCSFF therein.

(ii)            Each Renovare Company hereby acknowledges, confirms and agrees that MCSFF shall continue to have a security interest in and lien upon the assets of such Renovare Company, including to secure all Obligations of such Renovare Company under the Renovare Guaranty.

5.            Additional Covenants.

(a)            In connection with the assumption of the Obligations by TraQiQ as provided for herein, in addition to this Agreement, TraQiQ shall on the date hereof, authorize, execute and deliver, or deliver, as applicable, to MCSFF, each of the following documents:

(i)            the TraQiQ Restated Note;

(ii)            the TraQiQ Security Agreement;

(iii)            a certificate of status with respect to TraQiQ, dated within 10 days of the date hereof (or such earlier date as is acceptable to Lender), issued by the appropriate officer of the jurisdiction of organization of TraQiQ which certificate shall indicate that TraQiQ is in good standing in such jurisdiction;

(iv)            a certificate of a senior officer of TraQiQ, in form and substance satisfactory to it, certifying (A) that attached copies of the certificate of incorporation and by-laws of TraQiQ are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution, delivery and performance of the Restated Note and TraQiQ Security Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to such documents; and (C) to the title, name and signature of each Person authorized to sign the Restated Note and the TraQiQ Security Agreement;

(v)            the results of a recent lien search in each jurisdiction where TraQiQ is organized and where material assets of TraQiQ are located, and such search shall reveal no security interests, liens or other encumbrances on any of the assets of TraQiQ, other than the liens of Evergreen Capital Management LCC.

(b)            In connection with the assumption of the Obligations by TraQiQ as provided herein, the Renovare Companies shall, on the date hereof, authorize, execute and deliver, or deliver, as applicable, to MCSFF, each of the following documents:

(i)            the Renovare Guaranty;

(ii)            the Renovare Security Agreement;

(c)            In connection with the assumption of the Obligations by TraQiQ as provided herein, the Renovare Companies shall, within thirty (30) days after the date hereof, except as otherwise agreed by MCSFF after the date hereof, authorize, execute and deliver, or deliver, as applicable, to MCSFF, each of the following documents:

(i)            a certificate of status with respect to each Renovare Company, dated within 10 days of the date hereof (or such earlier date as is acceptable to Lender), issued by the appropriate officer of the jurisdiction of organization of such Renovare Company which certificate shall indicate that such Renovare Company is in good standing in such jurisdiction;

(ii)            a certificate of a senior officer of each Renovare Company, in form and substance satisfactory to it, certifying (A) that attached copies of the certificate of incorporation and by-laws of such Renovare Company are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution, delivery and performance of the Renovare Security Agreement and the Renovare Guaranty is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to such documents; and (C) to the title, name and signature of each Person authorized to sign the Renovare Guaranty and the Renovare Security Agreement;

(d)            In addition, (i) the Renovare Companies shall cause to be delivered the Amended and Restated Limited Guaranty and Suretyship Agreement as executed and delivered by Frank E. Celli and (ii) TraQiQ shall cause to be delivered the Intercreditor and Subordination Agreement by and between MCSFF and Evergreen Capital Management LLC, as executed and delivered by Evergreen Capital Management LLC, and as acknowledged by TraQiQ.

6.            Miscellaneous.

(a)            Entire Agreement. This Agreement reflects the entire understanding of the parties with respect to the subject matter herein contained and supersedes any prior agreements, whether written or oral, in regard thereto.

(b)            No Waiver. This Agreement is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to MCSFF or unknown, as to which all rights of MCSFF shall remain reserved.

(c)            Governing, Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

(d)            Submission to Jurisdiction: Waiver of Jury Trial. TRAQIQ AND EACH RENOVARE COMPANY EXECUTING THIS AGREEMENT HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND MCSFF PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, THAT, MCSFF, TRAQIQ AND EACH RENOVARE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE MCSFF FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF MCSFF. TRAQIQ AND EACH RENOVARE COMPANY EXECUTING THIS AGREEMENT EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND TRAQIQ AND EACH RENOVARE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. TRAQIQ AND EACH RENOVARE COMPANY EXECUTING THIS AMENDMENT HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO TRAQIQ AT THE ADDRESS SET FORTH IN THE TRAQIQ SECURITY AGREEMENT OR TO ANY RENOVARE COMPANY AT THE ADDRESS SET FORTH IN THE RENOVARE SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF A PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(e)            THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN MCSFF OR TRAQIQ OR ANY RENOVARE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

(f)            Assignments; No Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of TraQiQ, each Renovare Company and MCSFF and their respective successors and assigns; provided, that, TraQiQ and the Renovare Companies shall not be entitled to delegate any of their duties hereunder or to assign any of their respective rights or remedies set forth in this Agreement without the prior written consent of MCSFF in its sole discretion. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(g)            Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The foregoing shall apply to any notice sent hereunder.

7.            Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.            Captions. The captions to the Sections and paragraphs of this Agreement are for the convenience of the parties only, and are not a part of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the Agreement Effective Date.

BORROWERS:	RENOVARE ENVIRONMENTAL, INC.
(on behalf of all Borrowers)

By:
	Name:	Brian C. Essman
	Title:	Chief Financial Officer

MCSFF:	MICHAELSON CAPITAL SPECIAL
FINANCE FUND II, LP

By: Michaelson Capital SFF II, LLC, its Investment Advisor

By:
Name:
Title:

TRAQIQ:	TRAQIQ, INC.

By:
Name:
Title: